                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3596

               Seligman Communications and Information Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:               (212) 850-1864

Date of fiscal year end:                    12/31

Date of reporting period:                   12/31/04

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Seligman
Communications and
Information Fund, Inc.

Annual Report December 31, 2004 Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman 141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	5

Portfolio Overview	8

Understanding and
Comparing Your
Fund’s Expenses	10

Portfolio of Investments	11

Statement of
Assets and Liabilities	14

Statement of
Operations	16

Statements of
Changes in Net Assets	17

Notes to Financial
Statements	18

Financial Highlights	27

Report of Independent
Registered Public
Accounting Firm	32

Directors and Officers	33

For More Information	back
cover

To The Shareholders

Your annual shareholder report for Seligman Communications and Information Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

For the year ended December 31, 2004, Seligman Communications and Information Fund, Inc. delivered a total return of 10.57% based on the net asset value of Class A shares. During the same time, the Lipper Science & Technology Funds Average, which measures the performance of the Fund’s peers, returned 3.97%, and the Goldman Sachs Technology Index, which measures the performance of the technology market, returned 2.91% .

We thank you for your continued support of Seligman Communications and Information Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 23, 2005

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered	General Counsel
Public Accounting Firm	Sullivan & Cromwell LLP
Deloitte & Touche LLP

Interview With Your Portfolio Manager
Paul H. Wick

Q:	How did Seligman Communications and Information Fund, Inc. perform during the fiscal year ended December 31, 2004?

A:	For the year ended December 31, 2004, Seligman Communications and Information Fund, Inc. delivered a total return of 10.57% based on the net asset value of Class A shares. During the same time, the Lipper Science & Technology Funds Average, which measures the performance of the Fund’s peers, returned 3.97%, and the Goldman Sachs Technology Index, which measures the performance of the technology market, returned 2.91%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:	Technology stocks struggled for most of the year before rallying strongly in the fourth quarter. Stock prices had been kept in check by rising oil prices, a close and uncertain US presidential election, and passage of the Sarbanes-Oxley Act, which imposed a spate of reforms and new regulations in reaction to past accounting abuses. Last year was the first year of compliance for many public US companies, and it was uncertain whether the extra expenses associated with compliance would negatively impact spending on technology. This created a challenging investment environment for the Fund, particularly during the third quarter of 2004.

The fourth quarter, however, saw a sharp turnaround. Earnings reported by technology companies for the third quarter of 2004 were strong, particularly in software. It also became clear that many companies had fac tored Sarbanes-Oxley expenses into their expectations, so there were very few negative third-quarter earnings surprises. In addition, consumer demand for cell phones and personal computers remained strong through year-end, alleviating fears that high oil prices would dampen consumer appetite for these products. Consumers also continued to purchase electronic gadgets of all kinds, particularly digital music players such as the Apple iPod. Finally, Internet usage and revenue remained robust, and Internet advertising, paid searches, and e-commerce delivered strong results through year-end. While the Fund benefited from these improved market conditions, the Fund’s strong performance for the year was largely the result of favorable stock and sector selection.

A TEAM APPROACH

Seligman Communications and Information Fund, Inc. is managed by the Seligman Technology Group, led by Paul H. Wick. Mr. Wick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Chris Kim, Richard Parower, Sangeeth Peruri, Doug Peta, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Interview With Your Portfolio Manager
Paul H. Wick

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	We began 2004 with a cautious view regarding semiconductor stocks and semiconductor equipment stocks. These stocks were trading at multiples that were among the highest we’d ever seen for the group, and we were concerned that any negative news would significantly impact their lofty prices.

In addition, many buyers of semiconductors, such as electronic systems companies, had large product inventories in anticipation of a robust environment and market-share gains.

While end-market demand was strong, it was unable to drain these inventories. Then, in the Spring of 2004, the Chinese government ended their policy of easy credit for Chinese companies. This caused Chinese distributors, consumer electronics manufacturers, and cellular telephone assemblers to reduce purchases of electronic components, producing a significant and negative impact on worldwide semiconductor demand. Because semiconductor-chip production is a long process, typically taking 80 to 90 days, semiconductor manufacturers were unable to react quickly to this change in the market.

These difficulties became clear to us as early as June 2004. We grew increasingly cautious and increasingly limited exposure to the group. By year-end, the Fund was significantly underweighted in the industry, which is the largest industry weighting for the Goldman Sachs Technology Index and was also the worst-performing group in the Index. This underweighting greatly benefited relative returns for the year, as did favorable and highly selective stock picking within the group.

The Fund’s largest sector weighting, and a significant overweighting relative to the Goldman Sachs Technology Index, was software. We’ve favored these stocks for a long time because of what we believed were strong fundamentals for the group. The companies we owned had high recurring revenues, high profit margins and, we believed, attractive valuations. We have also felt that software has been a lower-risk sub-sector of technology because of the high cost of changing software and then retraining employees. Once a company purchases a software package, they typically stick with it for a long time. Software was an area of outperformance for the technology industry, and the Fund also benefited from favorable stock selection within the group.

The Fund’s health care holdings, and its overweighting in this sector, also helped performance in 2004. Seligman Communications and Information Fund has the flexibility to invest in non-traditional technology sectors, such as health care. However, the companies we pursue are closely tied to and dependent upon technology, such as those in the medical device and clinical lab equipment sectors. This typically keeps the Fund out of certain subsectors such as pharmaceuticals, which suffered during the year from numerous drug recalls and generic substitution issues. The areas of health care the Fund was invested in significantly outperformed and added greatly to the Fund’s absolute and relative returns.

Interview With Your Portfolio Manager
Paul H. Wick

  The Fund’s underweighting in hardware (computers and peripherals) and our under-performance in this area hurt relative returns. Apple Computer, which the Fund sold early in the year, delivered excellent returns from which the Fund ultimately did not benefit. Also, the Fund’s largest holding in the group, Hewlitt-Packard, delivered disappointing returns.

  The Fund’s significant underweighting in communications equipment benefited relative returns as the sector continued to struggle with overcapacity and market saturation issues. The companies we did choose from the group solidly outperformed those of the Goldman Sachs Technology Index as a whole. We avoided wireline infrastructure companies and instead focused on the wireless handset sector, which experienced strong demand for its products.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) agreed to waive a portion of the management fee equal to 0.05% per annum of the Fund’s net assets for the period June 1, 2004 through May 31, 2006. Absent such a waiver, total returns that include this period would have been lower. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursements, total returns that included those periods would be lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to $10,000 investments made in the Goldman Sachs Technology Index and the Standard and Poor’s 500 Composite Stock Index (S&P 500) for the 10-year period ended December 31, 2004. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. Both indices exclude the effect of taxes, fees and sales charges.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results Total Returns For Periods Ended December 31, 2004

		Average Annual

					Class B	Class C	Class I	Class R
					Since	Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception	Inception
Class A	Months*	Year	Years	Years	4/22/96	5/27/99	11/30/01	4/30/03

With Sales Charge	(0.74)%	5.30%	(9.32)%	10.96%	n/a	n/a	n/a	n/a

Without Sales Charge	4.22	10.57	(8.43)	11.50	n/a	n/a	n/a	n/a

Class B

With CDSC†	(1.14)	4.74	(9.41)	n/a	n/a	n/a	n/a	n/a

Without CDSC	3.86	9.74	(9.11)	n/a	7.87%‡	n/a	n/a	n/a

Class C

With Sales Charge
and CDSC††	1.85	7.67	(9.28)	n/a	n/a	0.71%	n/a	n/a

Without Sales Charge
and CDSC	3.86	9.74	(9.10)	n/a	n/a	0.89	n/a	n/a

Class D

With 1% CDSC	2.81	8.70	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	3.81	9.70	(9.11)	10.66	n/a	n/a	n/a	n/a

Class I	4.49	11.11	n/a	n/a	n/a	n/a	1.81%	n/a

Class R

With 1% CDSC	3.16	9.48	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	4.16	10.48	n/a	n/a	n/a	n/a	n/a	25.46%

Lipper Science &
Technology Funds
Average**	3.10	3.97	(16.49)	9.64	5.87 †††	(4.19)	(2.40)	26.04

Goldman Sachs
Technology Index**	2.15	2.91	(15.88)	n/a	n/a	(5.80)	(2.29)	24.55

S&P 500**	7.18	10.87	(2.30)	12.07	9.18	0.50	3.77	20.22

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

12/31/04	$25.42	$22.08	$22.08	$22.06	$25.81	$25.29

6/30/04	24.39	21.26	21.26	21.25	24.70	24.28

12/31/03	22.99	20.12	20.12	20.11	23.23	22.89

*	Returns for periods of less than one year are not annualized.
**	The Goldman Sachs Technology Index, the S&P 500, and the Lipper Science & Technology Funds Average (“Lipper
Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges and the Goldman Sachs Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations.
The Lipper Average measures the performance of mutual funds that invest at least 65% of its equity portfolio in science and technology stocks. The Goldman Sachs Technology Index is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.
ø	The Goldman Sachs Technology Index is available from August 31, 1996. To enable a comparison of the Goldman Sachs
Technology Index to the Fund, the initial hypothetical investment of the Goldman Sachs Technology Index was set equal to $13,400, the value of the Fund’s Class A Shares without sales charge.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Securities That Had the Greatest Impact on Net Asset Value (NAV) For the Year Ended December 31, 2004
Top Contributors		Top Detractors

	Impact		Impact
Security	on NAV	Security	on NAV

Symantec	$0.66	Amkor Technology	$(0.95)

Autodesk	0.51	Synopsys	(0.66)

MEMC Electronic Materials	0.40	Conexant Systems	(0.23)

Laboratory Corporation of America Holdings	0.29	IAC/Interactive	(0.15)

Quest Diagnostics	0.27	Cisco Systems	(0.12)

Fisher Scientific International	0.24	Magma Design Automation	(0.11)

Advanced Micro Devices	0.21	Intel	(0.08)

Amdocs	0.14	Novellus Systems	(0.08)

Marvell Technology Group	0.13	KLA-Tencor	(0.07)

Computer Associates International	0.12	Lawson Software	(0.06)

Total:	$2.97	Total:	$(2.51)

Portfolio Overview

Diversification of Net Assets December 31, 2004

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2004	2003

Common Stocks:

Application Software	3	$253,157,792	$191,691,375	4.9	15.9

Biotechnology	2	73,230,655	82,992,375	2.1	0.8

Capital Markets	—	—	—	—	1.1

Commercial Services and Supplies	—	—	—	—	0.8

Communications Equipment	6	345,725,976	357,513,704	9.1	2.7

Computers and Peripherals	7	232,707,319	241,478,340	6.1	7.0

Data Processing and Outsourced Services	2	47,708,317	49,126,893	1.3	6.7

Diversified Telecommunication Services	1	30,384,580	30,682,295	0.8	—

Electronic Equipment and Instruments	3	130,366,651	132,128,500	3.4	4.0

Health Care Equipment and Supplies	6	276,649,051	304,745,417	7.8	7.9

Health Care Providers and Services	2	81,621,721	132,060,000	3.4	11.0

Home Entertaintment Software	1	145,327,337	153,186,000	3.9	3.5

Internet and Catalog Retail	2	96,495,474	115,201,625	2.9	1.6

Internet Software and Services	3	153,168,462	159,077,850	4.0	0.1

IT Consulting and Services	4	263,440,452	259,469,272	6.6	5.2

Leisure Equipment and Products	1	23,424,638	28,672,000	0.7	—

Media	1	40,734,131	41,606,250	1.1	—

Semiconductors	1	27,493,432	31,704,278	0.8	0.9

Semiconductors and
Semiconductor Equipment	10	429,726,927	511,514,455	13.0	12.2

Systems Software	9	877,843,190	877,223,750	22.4	17.0

Total Common Stocks	64	3,529,206,105	3,700,074,379	94.3	98.4

Venture Capital Investments	44	49,278,101	12,796,504	0.3	0.6

Short-Term Holdings and
Other Assets Less Liabilities	3	212,602,278	212,602,278	5.4	1.0

Net Assets	111	$3,791,086,484	$3,925,473,161	100.0	100.0

Largest Industries December 31, 2004

Portfolio Overview

Largest Portfolio Changes During Past Six Months

Largest Purchases	Largest Sales

Boston Scientific*	Laboratory Corporation of America Holdings

Take-Two Interactive Software	Symantec**

MEMC Electronic Materials	Quest Diagnostics

BMC Software	Advanced Micro Devices

Ask Jeeves*	SunGard Data Systems

Infosys Technologies*	Maxim Intergrated Products**

Nokia (ADR)*	Marvell Technology Group

eBay*	Accenture (Class A)**

Yahoo!*	Computer Associates International

Invitrogen*	Citrix Systems

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings December 31, 2004

Security	Value	Percent of Net Assets

MEMC Electronic Materials	$218,625,000	5.6

Microsoft	211,048,500	5.4

BMC Software	204,600,000	5.2

Computer Associates International	155,300,000	4.0

Take-Two Interactive Software	153,186,000	3.9

Synopsys	146,850,000	3.7

Amdocs	145,081,125	3.7

Boston Scientific	126,202,500	3.2

Fisher Scientific International	93,570,000	2.4

Hewlett-Packard	89,122,500	2.3

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2004 and held for the entire six-month period ended December 31, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	7/1/04	Ratio*	12/31/04	7/1/04 to 12/31/04	12/31/04	7/1/04 to 12/31/04

Class A	$1,000.00	1.51%	$1,042.20	$ 7.75	$1,017.55	$ 7.66

Class B	1,000.00	2.26%	1,038.60	11.58	1,013.77	11.44

Class C	1,000.00	2.26%	1,038.60	11.58	1,013.77	11.44

Class D	1,000.00	2.26%	1,038.10	11.58	1,013.77	11.44

Class I	1,000.00	1.03%	1,044.90	5.29	1,019.96	5.23

Class R	1,000.00	1.76%	1,041.60	9.03	1,016.29	8.92

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. The Manager has agreed to waive a portion of its management fee equal to 0.05% per annum of the Fund’s average net assets. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2004 to December 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2004

	Shares	Value
Common Stocks 94.3%

Application Software 4.9%

Hyperion Solutions*	425,000	$19,811,375

Magma Design Automation*Ø	2,000,000	25,030,000

Synopsys*Ø	7,500,000	146,850,000

		191,691,375

Biotechnology 2.1%

Charles River Laboratories International*	600,000	27,606,000

Invitrogen*	825,000	55,386,375

		82,992,375

Communications Equipment 9.1%

Avocent*	2,000,000	81,030,000

Cisco Systems*	4,500,000	86,805,000

Corning*	3,055,200	35,959,704

NETGEAR*Ø	2,000,000	36,310,000

Nokia (ADR)	3,700,000	57,979,000

QUALCOMM	1,400,000	59,430,000

		357,513,704

Computers and Peripherals 6.1%

Avid Technology*	575,000	35,457,375

Brocade Communications Systems*	2,500,000	19,012,500

Dell*	900,000	37,930,500

EMC*	1,400,000	20,818,000

Hewlett-Packard	4,250,000	89,122,500

Logitech International*	397,800	24,230,587

Xyratex*	910,900	14,906,878

		241,478,340

Data Processing and Outsourced Services 1.3%

Fiserv*	517,400	20,796,893

SunGard Data Systems*	1,000,000	28,330,000

		49,126,893

Diversified Telecommunication Services 0.8%

Sprint	1,234,700	30,682,295

Electronic Equipment and Instruments 3.4%

Amphenol (Class A)*	1,250,000	45,925,000

Orbotech*Ø	2,350,000	49,843,500

Photon Dynamics*Ø	1,500,000	36,360,000

		132,128,500

See footnotes on page 13.

Portfolio of Investments
December 31, 2004

	Shares	Value
Health Care Equipment and Supplies 7.8%

Advanced Medical Optics*	750,000	$30,855,000

C.R. Bard	480,700	30,755,186

Beckman Coulter	156,900	10,510,731

Boston Scientific*	3,550,000	126,202,500

DJ Orthopedics*	600,000	12,852,000

Fisher Scientific International*	1,500,000	93,570,000

		304,745,417

Health Care Providers and Services 3.4%

Laboratory Corporation of America Holdings*	1,500,000	74,730,000

Quest Diagnostics	600,000	57,330,000

		132,060,000

Home Entertainment Software 3.9%

Take-Two Interactive Software*Ø	4,400,000	153,186,000

Internet and Catalog Retail 2.9%

eBay*	575,000	66,875,375

IAC/Interactive	1,750,000	48,326,250

		115,201,625

Internet Software and Services 4.0%

Ask Jeeves*	2,250,000	60,176,250

Digital River*	1,000,000	41,590,000

Yahoo!*	1,520,000	57,311,600

		159,077,850

IT Consulting and Services 6.6%

Amdocs*	5,526,900	145,081,124

Infosys Technologies	1,268,350	61,191,297

Ness Technologies*	579,700	8,605,646

Tata Consultancy Services*	1,445,750	44,591,205

		259,469,272

Leisure Equipment and Products 0.7%

Marvel Enterprises*	1,400,000	28,672,000

Media 1.1%

Comcast (Class A)*	1,250,000	41,606,250

Semiconductors 0.8%

Taiwan Semiconductor Manufacturing*	19,958,000	31,704,278

See footnotes on page 13.

Portfolio of Investments
December 31, 2004

	Shares or
	Principal Amount		Value
Semiconductors and Semiconductor Equipment 13.0%

Advanced Micro Devices*	2,250,000	shs.	$49,545,000

ATI Technologies*	1,550,000		30,046,750

Broadcom (Class A)*	1,500,000		48,427,500

Credence Systems*	500,000		4,577,500

Intel	2,150,000		50,342,250

Lam Research*	1,750,000		50,540,000

Marvell Technology Group*	1,150,000		40,744,500

Mattson Technology*	1,500,000		16,852,500

MEMC Electronic Materials*	16,500,000		218,625,000

Monolithic Power Systems*	195,100		1,813,455

			511,514,455

Systems Software 22.4%

BMC Software*	11,000,000		204,600,000

Check Point Software Technologies*	2,500,000		61,562,500

Citrix Systems*	3,500,000		85,837,500

Computer Associates International	5,000,000		155,300,000

Macrovision*	750,000		19,297,500

Microsoft	7,900,000		211,048,500

Oracle*	4,250,000		58,331,250

Sybase*	1,000,000		19,950,000

VERITAS Software*	2,150,000		61,296,500

			877,223,750

Total Common Stocks (Cost $3,529,206,105)			3,700,074,379

Venture Capital Investments† (Cost $49,278,101) 0.3%			12,796,504

Fixed Time Deposits 3.8%

Dexia Banque 2.2%, 1/3/05	$75,000,000		75,000,000

Rabobank Nederland 2.1875%, 1/3/05	75,000,000		75,000,000

Total Fixed Time Deposits (Cost $150,000,000)			150,000,000

Repurchase Agreement 0.7%

State Street Bank & Trust 1.4%, dated 12/31/04, maturing
1/3/05 in the amount of $28,523,327, collateralized by:
$29,525,000 US Treasury Notes 2.625%, 11/15/06, with a
fair market value of $29,377,375 (Cost $28,520,000)	28,520,000		28,520,000

Total Investments (Cost $3,757,004,206) 99.1%			3,891,390,883

Other Assets Less Liabilities 0.9%			34,082,278

Net Assets 100.0%			$3,925,473,161

*	Non-income producing security.
†	Restricted and non-income producing securities (Note 8).
ø	Affiliated issuers (Fund’s holdings representing 5% or more of the outstanding voting securities).
ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2004

Assets:

Investments, at value:

Common stocks* (cost $3,529,206,105)	$3,700,074,379

Venture capital investments (cost $49,278,101)	12,796,504

Fixed time deposits (cost $150,000,000)	150,000,000

Repurchase agreement (cost $28,520,000)	28,520,000

Total investments (cost $3,757,004,206)	3,891,390,883

Cash denominated in foreign currencies	16,582,446

Receivable for securities sold	45,828,487

Receivable for Capital Stock sold	1,594,776

Expenses prepaid to shareholder service agent	977,094

Receivable for dividends and interest	650,767

Other	185,777

Total Assets	3,957,210,230

Liabilities:

Payable for Capital Stock repurchased	17,230,936

Payable for securities purchased	8,872,857

Management fee payable	2,771,029

Distribution and service fees payable	1,790,993

Bank overdraft	155,537

Accrued expenses and other	915,717

Total Liabilities	31,737,069

Net Assets	$3,925,473,161

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
163,539,803 shares outstanding):

Class A	$9,328,505

Class B	3,358,792

Class C	892,722

Class D	2,689,336

Class I	73,365

Class R	11,260

Additional paid-in capital	5,475,677,013

Accumulated net investment loss	(85,084)

Accumulated net realized loss	(1,701,623,559)

Net unrealized appreciation of investments and foreign currency transactions	135,150,811

Net Assets	$3,925,473,161

(Continued on page 15.)

See footnotes on page 15.

Statement of Assets and Liabilities December 31, 2004

Net Asset Value Per Share:

Class A ($2,371,647,164 ÷ 93,285,056 shares)	$25.42

Class B ($741,562,502 ÷ 33,587,918 shares)	$22.08

Class C ($197,102,538 ÷ 8,927,217 shares)	$22.08

Class D ($593,381,267 ÷ 26,893,360 shares)	$22.06

Class I ($18,932,283 ÷ 733,651 shares)	$25.81

Class R ($2,847,407 ÷ 112,601 shares)	$25.29

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $502,215,960 and a value of $447,579,500.

See Notes to Financial Statements.

Statement of Operations For the Year Ended December 31, 2004

Investment Income:

Dividends* (net of foreign taxes withheld of $69,032)	$30,383,582

Interest	3,167,085

Total Investment Income	33,550,667

Expenses:

Management fee	35,083,926

Distribution and service fees	21,812,820

Shareholder account services	12,692,507

Custody and related services	1,516,674

Shareholder reports and communications	729,839

Registration	379,848

Auditing and legal fees	160,421

Directors’ fees and expenses	117,836

Miscellaneous	272,298

Total Expenses Before Fee Waiver	72,766,169

Fee Waiver	(1,092,520)

Total Expenses After Waiver	71,673,649

Net Investment Loss	(38,122,982)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:

Net realized gain on investments and foreign currency transactions**	644,157,849

Net realized loss on written options	(78,794)

Payment received from the Manager (Note 10)	630,399

Net change in unrealized depreciation of investments
and foreign currency transactions	(237,020,283)

Net Gain on Investments	407,689,171

Increase in Net Assets from Operations	$369,566,189

*	Includes dividends from affiliated issuers of $172,422.
**	Includes net realized gains from affiliated issuers of $59,448,819.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2004	2003

Operations:

Net investment loss	$(38,122,982)	$(60,092,949)

Net realized gain (loss) on investments and foreign
currency transactions	644,157,849	(89,494,188)

Net realized loss on written options	(78,794)	—

Payment received from the Manager (Note 10)	630,399	—

Net change in unrealized appreciation/depreciation of investments	(237,020,283)	1,437,427,118

Increase in Net Assets from Operations	369,566,189	1,287,839,981

Capital Share Transactions:

Net proceeds from sales of shares	237,684,224	290,305,452

Exchanged from associated funds	35,868,223	853,069,103

Total	273,552,447	1,143,374,555

Cost of shares repurchased	(835,216,724)	(636,364,909)

Exchanged into associated funds	(56,056,677)	(908,394,269)

Total	(891,273,401)	(1,544,759,178)

Decrease in Net Assets from Capital
Share Transactions	(617,720,954)	(401,384,623)

Increase (Decrease) in Net Assets	(248,154,765)	886,455,358

Net Assets:

Beginning of year	4,173,627,926	3,287,172,568

End of year (net of accumulated net investment
loss of $85,084 and $84,722, respectively)	$3,925,473,161	$4,173,627,926

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares during the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The value of cash held in foreign currencies at December 31, 2004, was substantially the same as its cost.

c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

f.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

Notes to Financial Statements

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2004, amounted to $4,793,199,086 and $5,620,886,730, respectively.

During the year ended December 31, 2004, the Fund wrote 1,910 call option contracts for premiums of $536,226, all of which expired.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets. The Manager agreed to waive a portion of its management fee equal to 0.05% per annum of the Fund’s average net assets for a two-year period beginning June 1, 2004. For the period ended December 31, 2004, the management fee waived by the Manager amounted to $1,092,520. For additional information, see Note 10 — Other Matters.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $164,896 from sales of Class A shares. Commissions of $1,314,705 and $141,624, were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2004, fees incurred under the Plan aggregated $5,795,303, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $7,999,661, $1,963,194, $6,047,557, and $7,105, respectively.

Notes to Financial Statements

  The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2004, such charges amounted to $83,848.

  The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2004, amounted to $148,382.

  Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2004, Seligman Services, Inc. received commissions of $46,709 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $662,060, pursuant to the Plan.

  Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $12,692,507 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

  Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

  The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2004, the Fund’s potential obligation under the Guaranties is $2,516,700. As of December 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

  Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

  The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2004, of $85,084 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Notes to Financial Statements

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2004, the Fund did not borrow from the credit facility.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2004, the cost of investments for federal income tax purposes was $3,781,968,247. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $24,964,041.

At December 31, 2004, the tax basis components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities and foreign currency transactions	$375,095,041

Gross unrealized depreciation of portfolio securities and foreign currency transactions	(264,908,271)

Net unrealized depreciation of portfolio securities and foreign currency transactions	110,186,770

Capital loss carryforwards	(1,676,659,518)

Total accumulated losses	$(1,566,472,748)

At December 31, 2004, the Fund had a capital loss carryforward for federal income tax purposes of $1,676,659,518, which is available for offset against future taxable net capital gains, with $527,537,995 expiring in 2009, $932,173,039 expiring in 2010 and $216,948,484 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2004		2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	7,069,180	$165,708,385	11,637,579	$216,443,611

Exchanged from associated funds	793,244	18,798,117	36,627,077	637,465,202

Converted from Class B**	2,592,454	59,949,752	—	—

Total	10,454,878	244,456,254	48,264,656	853,908,813

Cost of shares repurchased	(21,138,115)	(492,964,053)	(19,966,565)	(377,131,167)

Exchanged into associated funds	(1,128,393)	(26,184,379)	(39,254,111)	(686,369,039)

Total	(22,266,508)	(519,148,432)	(59,220,676)	(1,063,500,206)

Decrease	(11,811,630)	$(274,692,178)	(10,956,020)	$(209,591,393)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,125,758	$22,995,032	1,712,518	$28,585,690

Exchanged from associated funds	310,009	6,445,009	846,644	14,478,957

Total	1,435,767	29,440,041	2,559,162	43,064,647

Cost of shares repurchased	(8,275,962)	(168,085,925)	(7,595,852)	(125,645,740)

Exchanged into associated funds	(709,692)	(14,290,017)	(1,350,777)	(21,136,640)

Converted to Class A**	(2,975,080)	(59,949,752)	—	—

Total	(11,960,734)	(242,325,694)	(8,946,629)	(146,782,380)

Decrease	(10,524,967)	$(212,885,653)	(6,387,467)	$(103,717,733)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,140,017	$23,489,731	1,342,731	$23,132,514

Exchanged from associated funds	124,954	2,549,881	252,396	4,258,991

Total	1,264,971	26,039,612	1,595,127	27,391,505

Cost of shares repurchased	(2,228,445)	(45,159,650)	(2,109,884)	(35,183,093)

Exchanged into associated funds	(177,216)	(3,574,720)	(286,511)	(4,704,126)

Total	(2,405,661)	(48,734,370)	(2,396,395)	(39,887,219)

Decrease	(1,140,690)	$(22,694,758)	(801,268)	$(12,495,714)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	907,169	$18,603,978	1,081,599	$18,272,289

Exchanged from associated funds	401,145	8,022,006	13,843,728	196,865,953

Total	1,308,314	26,625,984	14,925,327	215,138,242

Cost of shares repurchased	(6,202,654)	(125,978,092)	(5,806,808)	(96,044,754)

Exchanged into associated funds	(591,338)	(12,007,561)	(13,779,926)	(196,184,464)

Total	(6,793,992)	(137,985,653)	(19,586,734)	(292,229,218)

Decrease	(5,485,678)	$(111,359,669)	(4,661,407)	$(77,090,976)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	155,629	$3,645,198	182,495	$3,458,578

Cost of shares repurchased	(100,772)	(2,413,248)	(107,279)	(1,960,425)

Increase	54,857	$1,231,950	75,216	$1,498,153

See footnotes on page 24.

Notes to Financial Statements

	Year Ended		April 30, 2003* to
	December 31, 2004		December 31, 2003

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	135,731	$3,241,900	21,600	$412,770

Exchanged from associated funds	2,168	53,210	—	—

Total	137,899	3,295,110	21,600	412,770

Cost of shares repurchased	(26,875)	(615,756)	(20,023)	(399,730)

Increase	111,024	$2,679,354	1,577	$13,040

*	Commencement of offering of shares.
**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Restricted Securities — At December 31, 2004, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2004, are as follows:

Investments	Acquisition Date(s)	Shares	Cost	Value

Venture Capital Investments:

Convertible Preferred Stocks:

Bernard Technologies (Series D)	11/8/99	363,636	$1,001,774	$—

Coventor (Series F)	5/25/01	10,799	12,420	2,592

ePolicy (Series B)	5/2/00	562,114	2,000,002	224,846

FlashPoint Technology (Series E)	9/10/99	246,914	1,000,844	—

Gateway Learning (Series D)	3/22/00	450,450	1,999,998	423,423

Geographic Network Affiliates
International (Series A)	12/29/99	20,000	2,001,913	—

Geographic Network Affiliates
International (Series B)	12/5/01	100,000	—	—

Global Commerce Systems (Series A)	4/6/00	952	16,360	—

Global Commerce Systems (Series D)	4/6/00	613,720	2,986,283	—

GMP Companies (Series A)	9/15/99	200,000	1,002,743	3,106,000

GMP Companies (Series B)	4/3/00	111,111	1,999,998	1,847,776

GMP Companies (Series C)	6/3/02	15,969	542,946	286,963

GoSolutions (warrants) (Series A)	5/24/01	118,302	30,000	72,164

Homegain.com (Series C)	12/29/99	200,000	2,000,000	362,000

iBiquity Digital (Series A)	1/19/00	107,875	1,001,189	454,154

iBiquity Digital (Series C)	4/24/02	128,532	394,594	394,593

Index Stock Imagery (Series A)	3/20/00 to 4/16/04	418,676	1,222,885	305,633

LifeMasters Supported SelfCare (Series E)	1/31/00	129,194	1,033,556	1,054,223

LifeMasters Supported SelfCare (Series F)	11/12/02	4,528	50,004	38,895

NeoPlanet (Series C)	2/18/00	425,412	2,000,001	7,649

Nextest Systems (Series B)	11/27/01	1,026,718	2,570,481	2,710,535

Notes to Financial Statements

		Principal
		Amount or
Investments	Acquisition Date(s)	Shares		Cost	Value

Venture Capital Investments: (continued)

Convertible Preferred Stocks: (continued)

NSI Software (Series B)	4/14/00 to 11/13/02	253,333	shs.	$2,144,314	$590,266

OurHouse (Series D)	2/11/00	333,334		2,000,004	—

The Petroleum Place (Series C)	3/7/00	16,915		1,000,015	298,888

Sensable Technologies (Series C)	4/5/00	301,205		1,000,001	—

Techies.com (Series C)	1/27/00	235,294		1,999,999	—

Total Convertible Preferred Stocks				33,012,324	12,180,600

Common Stocks:

Access Data (Class A)	3/29/00	606,061		1,000,001	145,455

ART Advanced Recognition Technologies	12/6/99	40,000		1,001,724	18,000

CIENA	1/22/02	64,858		166,195	107,826

Coventor	3/8/00 to 5/25/01	942,320		1,083,580	113,078

DecisionPoint Applications	4/20/00	38,461		1,000,629	30,769

Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—

etang.com	1/6/00	22,613		—	4,523

GoSolutions	4/3/00 to 3/19/01	174,694		2,087,394	54,155

Interactive Video Technologies	12/23/99	12,956		1,000,001	4,923

NSI Software	4/14/00	11,844		45,685	5,804

Qpass	5/2/00 to 5/11/01	38,279		2,160,000	17,226

Sensable Technologies	10/1/04	1,581,292		—	—

Workstream	3/23/00	9,364		2,001,249	27,416

WorldRes.com	3/18/99 to 11/9/99	494,661		3,112,372	—

Total Common Stocks				15,669,977	529,175

Convertible Promissory Notes:

Geographic Network Affiliates International:
9%, payable on demand†	12/5/01 to 3/12/02	$320,000		320,124	22,400

Techies.com 9%, payable on demand†	06/07/00	244,296		244,296	—

Sensable Technologies 8% 12/30/05	12/30/03	31,380		31,380	64,329

Total Convertible Promissory Notes				595,800	86,729

Total Venture Capital Investments				$49,278,101	$12,796,504

†  Warrants attached.

9.	Affiliated Issuers —As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

Notes to Financial Statements

		Gross	Gross		Realized
	Beginning	Purchases	Sales and	Ending	Gain	Dividend	Ending
Affiliate	Shares	and Additions	Reductions	Shares	(Loss)	Income	Value

Amkor Technology	6,900,000	1,600,000	8,500,000	—	$(112,501,623)	$—	$—

Autodesk	8,114,400	217,300	8,331,700	—	131,072,475	172,422	—

INAMED	1,500,000	91,500	1,591,500	—	8,424,890	—	—

Itron	1,850,000	50,000	1,900,000	—	8,214,625	—	—

Magma Design
Automation	2,500,000	1,800,000	2,300,000	2,000,000	2,838,226	—	25,030,000

NETGEAR	—	2,000,000	—	2,000,000	—	—	36,310,000

Orbotech	2,200,000	394,900	244,900	2,350,000	2,540,156	—	49,843,500

Photon Dynamics	—	1,500,000	—	1,500,000	—	—	36,360,000

Synopsys	10,000,000	—	2,500,000	7,500,000	(648,504)	—	146,850,000

Take-Two
Interactive Software	2,500,000	4,150,000	2,250,000	4,400,000	14,143,583	—	153,186,000

THQ	1,000,000	1,866,300	2,866,300	—	5,364,991	—	—

Total					$59,448,819	$172,422	$447,579,500

10.	Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to Seligman Communications and Information Fund equal to 0.05% per annum of the Fund’s average daily net assets for a two-year period beginning June 1, 2004. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $630,399 paid to Seligman Communications and Information Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$22.99	$16.16	$25.56	$25.30	$47.25

Income (Loss) from Investment Operations:

Net investment loss	(0.15)	(0.25)	(0.27)	(0.28)	(0.44)

Net realized and unrealized gain (loss)
on investments	2.58	7.08	(9.13)	1.10	(15.82)

Total from Investment Operations	2.43	6.83	(9.40)	0.82	(16.26)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.56)	(5.69)

Net Asset Value, End of Year	$25.42	$22.99	$16.16	$25.56	$25.30

Total Return	10.57%#	42.26%	(36.78)%	3.58%	(37.50)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,371,647	$2,416,538	$1,875,512	$3,582,757	$3,817,360

Ratio of expenses to average net assets	1.51%	1.57%	1.59%	1.44%	1.31%

Ratio of net investment loss to average net assets	(0.66)%	(1.33)%	(1.39)%	(1.11)%	(1.01)%

Portfolio turnover rate	127.49%	105.97%	89.61%	122.83%	106.93%

Without expense reimbursement:**

Ratio of expenses to average net assets	1.54%

Ratio of net investment loss to average net assets	(0.69)%

See footnotes on page 31.

Financial Highlights

CLASS B

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$20.12	$14.25	$22.71	$22.72	$43.41

Income (Loss) from Investment Operations:

Net investment loss	(0.29)	(0.35)	(0.37)	(0.43)	(0.70)

Net realized and unrealized gain (loss)
on investments	2.25	6.22	(8.09)	0.98	(14.30)

Total from Investment Operations	1.96	5.87	(8.46)	0.55	(15.00)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.56)	(5.69)

Net Asset Value, End of Year	$22.08	$20.12	$14.25	$22.71	$22.72

Total Return	9.74%#	41.19%	(37.25)%	2.79%	(37.93)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$741,563	$887,662	$719,591	$1,414,602	$1,515,992

Ratio of expenses to average net assets	2.26%	2.32%	2.34%	2.19%	2.06%

Ratio of net investment loss
to average net assets	(1.41)%	(2.08)%	(2.14)%	(1.86)%	(1.76)%

Portfolio turnover rate	127.49%	105.97%	89.61%	122.83%	106.93%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.29%

Ratio of net investment loss to average net assets	(1.44)%

See footnotes on page 31.

Financial Highlights

CLASS C

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$20.12	$14.25	$22.70	$22.71	$43.39

Income (Loss) from Investment Operations:

Net investment loss	(0.29)	(0.35)	(0.37)	(0.43)	(0.70)

Net realized and unrealized gain (loss)
on investments	2.25	6.22	(8.08)	0.98	(14.29)

Total from Investment Operations	1.96	5.87	(8.45)	0.55	(14.99)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.56)	(5.69)

Net Asset Value, End of Year	$22.08	$20.12	$14.25	$22.70	$22.71

Total Return	9.74%#	41.19%	(37.22)%	2.79%	(37.92)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$197,103	$202,568	$154,859	$279,024	$235,243

Ratio of expenses to average net assets	2.26%	2.32%	2.34%	2.19%	2.06%

Ratio of net investment loss to average net assets	(1.41)%	(2.08)%	(2.14)%	(1.86)%	(1.76)%

Portfolio turnover rate	127.49%	105.97%	89.61%	122.83%	106.93%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.29%

Ratio of net investment loss to average net assets	(1.44)%

See footnotes on page 31.

Financial Highlights

CLASS D

	Year Ended December 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$20.11	$14.24	$22.69	$22.70	$43.38

Income (Loss) from Investment Operations:

Net investment loss	(0.29)	(0.35)	(0.37)	(0.43)	(0.70)

Net realized and unrealized gain (loss)
on investments	2.24	6.22	(8.08)	0.98	(14.29)

Total from Investment Operations	1.95	5.87	(8.45)	0.55	(14.99)

Less Distributions:

Distributions from net realized capital gain	—	—	—	(0.56)	(5.69)

Net Asset Value, End of year	$22.06	$20.11	$14.24	$22.69	$22.70

Total Return	9.70%#	41.22%	(37.24)%	2.79%	(37.93)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$593,381	$651,057	$527,412	$1,045,924	$1,157,210

Ratio of expenses to average net assets	2.26%	2.32%	2.34%	2.19%	2.06%

Ratio of net investment loss to average net assets	(1.41)%	(2.08)%	(2.14)%	(1.86)%	(1.76)%

Portfolio turnover rate	127.49%	105.97%	89.61%	122.83%	106.93%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.29%

Ratio of net investment loss to average net assets	(1.44)%

See footnotes on page 31.

Financial Highlights

CLASS I						CLASS R

	Year Ended December 31,			11/30/01*		Year	4/30/03*
				to		Ended	to
	2004	2003	2002	12/31/01		12/31/04	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$23.23	$16.23	$25.56	$24.42		$22.89	$17.30

Income (Loss) from
Investment Operations:

Net investment loss	(0.04)	(0.16)	(0.17)	(0.01)		(0.21)	(0.21)

Net realized and unrealized gain (loss)
on investments	2.62	7.16	(9.16)	1.15		2.61	5.80

Total from Investment Operations	2.58	7.00	(9.33)	1.14		2.40	5.59

Net Asset Value, End of Period	$25.81	$23.23	$16.23	$25.56		$25.29	$22.89

Total Return	11.11%#	43.13%	(36.50)%	4.67%		10.48%#	32.31%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$18,932	$15,767	$9,798	$106		$2,847	$36

Ratio of expenses to
average net assets	1.02%	1.05%	1.11%	0.93	%†	1.76%	1.79	%†

Ratio of net investment loss
to average net assets	(0.17)%	(0.82)%	(0.91)%	(0.67	)%†	(0.91)%	(1.56	)%†

Portfolio turnover rate	127.49%	105.97%	89.61%	122.83	%ø	127.49%	105.97	%øø

Without expense reimbursement:**

Ratio of expenses to average net assets	1.05%	—	1.12%	1.50	%†	1.79%	—

Ratio of net investment loss to
average net assets	(0.20)%	—	(0.92)%	(1.25	)%†	(0.94)%	—

*	Commencement of offering of shares.
**	The Manager agreed to waive a portion of its management fee (Notes 4 and 10) beginning June 1, 2004 and, at its discre-
tion, reimbursed certain expenses of Class I shares in 2001 and 2002.
†	Annualized.
ø	For the year ended December 31, 2001.
øø	For the year ended December 31, 2003.
#	Excluding the effect of the payments received from the Manager (Note 10), total return would have been as follows:
Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP New York, New York February 23, 2005

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[2,3]	Chairman, Chief Executive Officer and Director, KeySpan Corporation (diver-
• Director: 2003 to Date	sified energy, gas and electric company); Director or Trustee of each of the
• Oversees 60 Portfolios in	investment companies of the Seligman Group of Funds† (except Seligman
Fund Complex	Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas,
Ltd., Boundary Gas Inc., The Houston Exploration Company (oil and gas
exploration, development and production companies); Edison Electric
Institute, New York State Energy Research and Development Authority,
Independence Community Bank, Business Council of New York State, Inc.,
New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios in	the Seligman Group of Funds†; and Chairman Emeritus, American
Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios in	Jeannette K. Watson Summer Fellowship (summer internships for college
Fund Complex	students); Trustee, Save the Children (non-profit child-assistance organi-
zation) and the Committee for Economic Development; Governor, Court
of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York Telephone
Company.

Frank A. McPherson (71)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 61 Portfolios in	Trustee of each of the investment companies of the Seligman Group of
Fund Complex	Funds†; Director, ConocoPhillips (integrated international oil corpora-
tion), Integris Health (owner of various hospitals), BOK Financial (bank holding company), Oklahoma Chapter of the Nature Conservancy,
Oklahoma Medical Research Foundation, Boys and Girls Clubs of
Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma
Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark
Corporation (consumer products) and the Federal Reserve System’s
Kansas City Reserve Bank.

See footnotes on page 36.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (75)[1,3]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1982 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc
in Fund Complex	recycler and aluminum rolled products); Director Emeritus, the Municipal
Art Society of New York; Executive Committee Member and Secretary,
the U.S. Council for International Business; Trustee and Vice Chairman,
New York-Presbyterian Healthcare System, Inc.; Trustee, New York-
Presbyterian Hospital; and Member of the American Law Institute and
Council on Foreign Relations.

Betsy S. Michel (62)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation). Formerly, Chairman of the Board of Trustees of
in Fund Complex	St. George’s School (Newport, RI); and Trustee, World Learning, Inc.
(international educational training).

Leroy C. Richie (63)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds†(except Seligman Cash Manage-
in Fund Complex	ment Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1982 to Date	of each of the investment companies of the Seligman Group of Funds†
• Oversees 61 Portfolios	and Ambassador and Permanent Observer of the Sovereign and Military
in Fund Complex	Order of Malta to the United Nations. Formerly, Director, USLIFE
Corporation (life insurance).

James N. Whitson (69)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and
Consultant, Sammons Enterprises, Inc. and Director C-SPAN (cable televi-
sion network).

See footnotes on page 36.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (66)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
• Director and Chairman of	and Director or Trustee of each of the investment companies of the
the Board: 1988 to Date	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
• Oversees 61 Portfolios in	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
Fund Complex	pants for oil and gas industry); Director, Seligman Data Corp.; and
President and Chief Executive Officer, The Metropolitan Opera Associa-
tion. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)*	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the invest-
• President: 1995 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios in	Institute; and Director, ICI Mutual Insurance Company.
Fund Complex

Eleanor T. M. Hoagland (53)	Managing Director and Senior Vice President, Risk Manager, J. & W.
• Vice President and Chief	Seligman & Co. Incorporated; Vice President and Chief Compliance
Compliance Officer:	Officer for each of the investment companies of the Seligman Group of
July 2004 to Date	Funds†. Formerly, Managing Director, Partner and Chief Portfolio
Strategist, AMT Capital Management from 1994 to 2000.

Paul H. Wick (41)	Director and Managing Director, J. & W. Seligman & Co. Incorporated
• Vice President and	since November 1997 and January 1995, respectively. Vice President of
Portfolio Manager:	Seligman Portfolios, Inc. and Portfolio Manager of its Communications
1990 to Date	and Information Portfolio. He joined J. & W. Seligman & Co.
Incorporated in 1987 as an Associate, Investment Research.

Thomas G. Rose (47)	Chief Financial Officer, Senior Vice President, Finance, and Treasurer,
• Vice President:	J. & W. Seligman & Co. Incorporated, Senior Vice President, Finance,
2000 to Date	Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†; and of
Seligman Services, Inc. and Seligman International, Inc. Formerly,
Treasurer of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 36.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (48)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
2000 to Date	Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
International, Inc. and Seligman Data Corp.; Vice President, Seligman
Services, Inc. and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
1994 to Date	nies of the Seligman Group of Funds†, and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and
Regulation Department, J. & W. Seligman & Co. Incorporated.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone
Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman. com. 1

Proxy Voting Policies and Procedures

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

[1] The reference to Seligman’s website is an inactive textual reference and
information contained in or otherwise accessible through Seligman’s	EQCI2 12/04
website does not form a part of this report or the Fund’s prospectus.

ITEM 2.  CODE OF ETHICS.
         As of December 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         The registrant's board of directors has determined that Mr. James N.
         Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
         (a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                        2004          2003
                                     ----------    ----------
         Audit Fees                    $80,547       $76,766
         Audit-Related Fees                  -             -
         Tax Fees                        2,200         2,100
         All Other Fees                  1,931         1,898

         Audit fees include amounts related to the audits of the registrant's semi-annual and annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

         Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                         2004           2003
                                      ----------     -----------
         Audit-Related Fees             $118,630      $126,130
         Tax Fees                         13,703         7,500
         All Other Fees                   43,000             -

         Audit-related fees include amounts for (i) attestation services for the registrant's stockholder service agent; (ii) review of certain internal controls of such stockholder service agent's sub-agent; (iii)
         performance of certain agreed-upon procedures relating to certain services performed by the registrant's distributor; and (iv) actuarial services

         provided prior to May 6, 2003 to the registrant's investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003).
         Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant's stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

         (e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant's independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant's principal accountant for the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser's affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

         The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

         Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

         (2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule
         2-01 of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser
         (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $179,464 and $137,628, respectively.

         (h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         James N. Whitson, Chairman
         John R. Galvin           Betsy S. Michel
         John E. Merow            Leroy C. Richie

ITEM 6.  SCHEDULE OF INVESTMENTS.
         Included in Item 1 above.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
         COMPANY AND AFFILIATED PURCHASERS.
         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
         Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

         (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.
          (a)(1)   Code of Ethics for Principal Executive and Principal
                   Financial Officers

          (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                   Investment Company Act of 1940.

          (a)(3)   Not applicable.

          (b)      Certifications of chief executive officer and chief
                   financial officer as required by Rule 30a-2(b) under the
                   Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:      /s/ BRIAN T. ZINO
         ---------------------------------------
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ BRIAN T. ZINO
         ---------------------------------------
         Brian T. Zino
         President and Chief Executive Officer

Date:    March 8, 2005

By:      /s/ LAWRENCE P. VOGEL
         ---------------------------------------
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    March 8, 2005

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

         (a)(1)   Code of Ethics for Principal Executive and Principal
                  Financial Officers

         (a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
                  Investment Company Act of 1940.

         (b)      Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company
                  Act of 1940.